OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and
President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Christopher M. Capano
Assistant Vice President

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
48 Wall Street
New York, New York 10015

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intend-ed for use in the purchase of shares of the Fund or any securities mentioned in this report.

   4902-SEM-

  LOGO OF THE ZWEIG FUND

      SEMI-ANNUAL
        REPORT


     JUNE 30, 1997

                                                                 August 1, 1997
Dear Shareholder:

  For the three months ended June 30, 1997, The Zweig Fund's net asset value increased 10.3%, including $0.29 in reinvested distributions. During the same period, the Standard & Poor's 500 Index rose 17.5%.

  The Fund's net asset value for the six months ended June 30, 1997, increased 11.8%, including $0.57 per share in reinvested distributions. The S&P's 500 Index rose 20.6% for the same period.

  Consistent with our policy of trying to minimize risk while earning superior returns over complete market cycles, our average equity exposure during the first six months of 1997 was approximately 63%.

  Given our risk-averse strategy, I am relatively pleased with our performance. In retrospect, we could have had a higher exposure but my job is to protect ourselves should things go seriously wrong. As our indicators improved, we recently increased our overall exposure, counting stocks and bonds, to about 82%.


                             DISTRIBUTION DECLARED


  On June 16, 1997, the Fund announced a distribution of $0.30 per share payable on July 25, 1997, to shareholders of record on July 11, 1997. Including this distribution, the Fund's total payout since inception is now $11.92.


                                MARKET OUTLOOK


  The second quarter was extraordinary in that, after the nearly 10% correction in March and April, the market exploded and is now up over 20% from the low point. This is an unprecedented rally thus far into a bull market. Usually you see advances of this magnitude only at the beginning of a bull market.

  One of the things that bothered me last year was that the inflation rate, while moderate, was going up. The Consumer Price Index rose almost a full percentage point. However the quarter just ended saw a remarkable change. The CPI slowed down and the Producer Price Index declined for the sixth consecutive month. Meanwhile earnings remained good, interest rates were easing, and the economy was not overheating--the best of all possible worlds for the stock market. As this perception became accepted, the market kept rallying.

  Our monetary model, which largely reflects interest rates, Federal Reserve policy and the bond market, has improved to high neutral. If you factor in the inflation outlook, these readings are somewhat bullish. Another obviously favorable indicator is momentum. It is difficult to criticize anything involving recent tape action. The market rally, which has established a tremendous number of new highs, has been pretty broad even though the blue chips have led the way.

  On the potentially negative side are my sentiment and valuation indicators. As for sentiment, there was a fair amount of pessimism in April but that has given way to somewhat unrealistic levels of investor optimism, particularly among futures and options traders. However, market letter writers, while bullish on balance, are not extreme. I went back and researched through 21 peaks in the stock market over the last three decades and in 20 of those instances they reached a higher level of optimism than shown lately. While optimism, which we use as a contrary indicator, is rather high, I do not consider it especially threatening as long as monetary conditions behave.

  The valuation indicators do not tell you much about the near term of the market but they have some longer range validity. On a forward 12-month period of estimated earnings, the Price/Earnings ratio for the S&P is above 20. Outside of a couple of cases in the 1930's when earnings were miniscule, we have had this condition only three times--1929, 1946 and at the end of 1961--and each was eventually followed by a crash. I am not predicting a crash but want to point out that the market had trouble those three times. However, in two cases you had several months to go before the market peaked.

  If earnings hold up and the economy keeps growing moderately with inflation in check, I see room for more exuberance on the up side. Risks would include inflation gathering steam or a deterioration into a recession. In these cases, the stretched out valuations could present a problem.

  At this writing my stance is high neutral on the stock market and bullish on the bond market. Combining both outlooks, my overall market position ranges from high neutral to moderately bullish.


                             PORTFOLIO COMPOSITION


  Implementing my basic allocation strategy, the majority of our stocks continue to be acquired or sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. We employ various criteria to evaluate and rank the most liquid stocks with the highest dividend yields.

  There was little change in the composition of our largest industry groups during the second quarter. This listing still includes utilities, oil and oil services, financial services, investment companies, and metals and mining.

  The only new addition to our top positions is the manufacturing sector, which replaces the automotive category. In the manufacturing group we have benefitted from our holdings in Herman Miller, which provides furniture systems and related products to offices, health care facilities, and other markets, and Borg-Warner Automotive, which develops and produces engineered components for automotive powertrain applications.

  Royal Dutch Petroleum, which owns 60% of the Royal Dutch/Shell Group of companies, is new to our portfolio and ranks among our largest individual holdings. Other major individual positions include Telefonos de Mexico, USX-Marathon, Chrysler, USX-U.S. Steel, Pennzoil, Bear Stearns, Ford, Salomon, RJR/Nabisco, and Ahmanson. We also hold a significant position in Telefonica de Espana, which provides telecommunications to industrial, residential, and municipal customers throughout Spain.

  Among the above, we have increased our holdings in USX-U.S. Steel, Bear Stearns, and Ahmanson and trimmed our positions in Telefonos de Mexico and Salomon. Other companies in which we have reduced our stakes include General Motors, Elf Aquitaine, Dayton Hudson, American Stores, and General Motors Hughes.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
Chairman

                              THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                        NUMBER OF     VALUE
                                                         SHARES      (NOTE 1)
                                                       ----------- ------------
COMMON STOCKS                                   60.93%
AEROSPACE & DEFENSE                              0.77%
  Gencorp Inc. .......................................      42,600 $    985,125
  General Motors Corp., Class H.......................      67,600    3,903,900
                                                                   ------------
                                                                      4,889,025
                                                                   ------------
AUTOMOTIVE                                       3.25%
  Chrysler Corp. .....................................     216,400    7,100,625
  Ford Motor Co. .....................................     167,500    6,323,125
  General Motors Corp. ...............................      79,500    4,427,156
  Volvo AB, ADR.......................................      98,700    2,640,225
                                                                   ------------
                                                                     20,491,131
                                                                   ------------
CHEMICALS                                        0.57%
  Rohm and Haas Co. ..................................      39,600    3,566,475
                                                                   ------------
CONSTRUCTION & FARM EQUIPMENT                    0.45%
  Caterpillar Inc. ...................................      26,400    2,834,700
                                                                   ------------
CONSUMER DURABLES                                0.64%
  Goodyear Tire & Rubber Co. .........................      56,700    3,589,819
  Huffy Corp. ........................................      28,500      416,812
                                                                   ------------
                                                                      4,006,631
                                                                   ------------
CONSUMER PRODUCTS                                0.32%
  American Greetings Corp. ...........................      54,800    2,034,450
                                                                   ------------
CONTAINERS & PACKAGING                           0.09%
  Sea Containers Ltd., Class A........................      25,200      570,150
                                                                   ------------
ELECTRONICS                                      0.47%
  Philips Electronics N.V. ...........................      41,400    2,975,625
                                                                   ------------
FINANCIAL SERVICES                               7.31%
  A.G. Edwards, Inc. .................................     123,100    5,262,525
  American General Corp. .............................      82,100    3,920,275
  Bear, Stearns & Co., Inc. ..........................     193,336    6,609,675
  Charter One Financial, Inc. ........................      29,700    1,600,087
  Fremont General Corp. ..............................      61,950    2,493,488
  GATX Corp. .........................................      20,500    1,183,875
  H. F. Ahmanson & Co. ...............................     136,600    5,873,800
  Lincoln National Corp. .............................      38,400    2,472,000
  Orion Capital Corp. ................................      29,000    2,138,750
  PaineWebber Group Inc. .............................      69,200    2,422,000
  RCSB Financial, Inc. ...............................      26,200    1,254,325

                              THE ZWEIG FUND, INC.

                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                        NUMBER OF      VALUE
                                                          SHARES     (NOTE 1)
                                                       ------------ -----------
FINANCIAL SERVICES (Continued)
  Ryder System, Inc. .................................      111,100 $ 3,666,300
  Salomon Inc. .......................................      108,600   6,040,875
  Selective Insurance Group, Inc. ....................       24,000   1,162,500
                                                                    -----------
                                                                     46,100,475
                                                                    -----------
FOOD & BEVERAGE                                  0.65%
  Adolph Coors Co., Class B...........................       93,200   2,481,450
  Chiquita Brands International, Inc. ................      118,500   1,629,375
                                                                    -----------
                                                                      4,110,825
                                                                    -----------
HOME BUILDERS & MATERIALS                        0.41%
  Kaufman & Broad Home Corp. .........................       98,600   1,731,663
  Lafarge Corp. ......................................       35,100     859,950
                                                                    -----------
                                                                      2,591,613
                                                                    -----------
INVESTMENT COMPANIES                             4.47%
  Argentina Fund, Inc. ...............................       31,300     461,675
  Blackrock 2001 Term Trust Inc. .....................       52,600     427,375
  Blackrock Strategic Term Trust Inc. ................       52,600     427,375
  Brazil Fund, Inc. ..................................       36,400   1,119,300
  Chile Fund, Inc. ...................................       32,200     841,225
  China Fund Inc. ....................................       43,400     764,925
  Clemente Global Growth Fund, Inc. ..................       23,400     235,462
  Emerging Markets Infrastructure Fund, Inc. .........       86,400   1,182,600
  Emerging Mexico Fund, Inc. .........................       62,500     578,125
  Fidelity Advisor Emerging Asia Fund, Inc. ..........       29,600     425,500
  G.T. Global Developing Markets Fund, Inc. ..........       44,600     627,188
  Gabelli Equity Trust, Inc. .........................      118,900   1,196,431
  Gabelli Global Multimedia Trust Fund, Inc. .........       97,100     734,319
  Indonesia Fund, Inc. ...............................       21,900     238,162
  Jakarta Growth Fund, Inc. ..........................       24,600     246,000
  Mexico Fund, Inc. ..................................       86,700   1,679,813
  Morgan Stanley Asia-Pacific Fund, Inc. .............       64,100     673,050
  Morgan Stanley Russia & New Europe Fund, Inc. ......       15,000     455,625
  New Germany Fund, Inc. .............................      110,800   1,745,100
  Portgugal Fund, Inc. ...............................       33,100      79,250
  R.O.C. Taiwan Fund..................................      157,800   1,844,287
  Royce Value Trust Inc. .............................      144,155   1,982,131
  Schroder Asian Growth Fund, Inc. ...................       51,976     665,942
  Scudder New Asia Fund Inc. .........................       32,100     469,463
  Southern Africa Fund, Inc. .........................       34,400     610,600
  Spain Fund Inc. ....................................       52,000     754,000
  Swiss Helvetia Fund, Inc. ..........................       77,000   1,973,125
  Taiwan Fund Inc. ...................................       72,600   1,833,150

                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INVESTMENT COMPANIES (Continued)
  Templeton China World Fund, Inc. .....................     63,700 $   887,819
  Templeton Dragon Fund, Inc. ..........................    129,300   2,101,125
  Templeton Vietnam Opportunities Fund, Inc. ...........     34,500     429,094
                                                                    -----------
                                                                     28,189,236
                                                                    -----------
INDUSTRIAL SERVICES                                0.23%
  Ogden Corp. ..........................................     67,600   1,470,300
                                                                    -----------
LEISURE                                            0.72%
  Brunswick Corp. ......................................     95,800   2,993,750
  Royal Caribbean Cruises Ltd. .........................     44,300   1,547,731
                                                                    -----------
                                                                      4,541,481
                                                                    -----------
LODGING                                            0.11%
  Marcus Corp. .........................................     27,700     682,113
                                                                    -----------
MANUFACTURING                                      4.28%
  Borg-Warner Automotive, Inc. .........................     42,700   2,308,469
  Brown Group, Inc. ....................................     59,000   1,102,563
  Cummins Engine Company, Inc. .........................     71,900   5,073,443
  Dexter Corp. .........................................     36,700   1,174,400
  Excel Industries, Inc. ...............................     38,500     750,750
  Herman Miller, Inc. ..................................     92,600   3,333,600
  Johnson Controls, Inc. ...............................     55,800   2,291,288
  PACCAR Inc. ..........................................     77,800   3,612,837
  Simpson Industries, Inc. .............................     43,000     456,875
  Standard Products Co. ................................     26,300     664,075
  Timken Co. ...........................................     87,800   3,122,388
  TRW, Inc. ............................................     54,400   3,090,600
                                                                    -----------
                                                                     26,981,288
                                                                    -----------
METALS & MINING                                    4.22%
  ASARCO, Inc. .........................................    139,100   4,259,937
  Birmingham Steel Corp. ...............................     64,400     998,200
  British Steel Plc, ADR................................    153,500   3,875,875
  Cleveland-Cliffs Inc. ................................     14,700     599,025
  Cyprus Amax Minerals Co. .............................     77,300   1,893,850
  Oregon Steel Mills, Inc. .............................    120,600   2,404,463
  Phelps Dodge Corp. ...................................     64,700   5,511,631
  USX-U.S. Steel Group .................................    202,600   7,103,663
                                                                    -----------
                                                                     26,646,644
                                                                    -----------
OIL & OIL SERVICES                                 8.67%
  Ashland Inc. .........................................     58,800   2,726,850
  Elf Aquitaine S.A., ADR...............................     60,100   3,271,694

                              THE ZWEIG FUND, INC.

                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                      NUMBER OF        VALUE
                                                        SHARES       (NOTE 1)
                                                      ----------    -----------
OIL & OIL SERVICES (Continued)
  Helmerich & Payne, Inc. ...........................     49,400    $ 2,846,675
  Kerr-McGee Corp. ..................................     75,400      4,778,475
  Murphy Oil Corp. ..................................     56,900      2,773,875
  Occidental Petroleum Corp. ........................    137,400      3,443,587
  Pennzoil Co. ......................................     89,400      6,861,450
  Repsol S.A., ADR...................................     60,100      2,550,494
  Royal Dutch Petroleum Co., ADR.....................    135,200      7,351,500
  Sun Company, Inc. .................................    164,100      5,087,100
  USX-Marathon Group.................................    261,700      7,556,587
  YPF Sociedad Anonima, ADR..........................    176,800      5,436,600
                                                                    -----------
                                                                     54,684,887
                                                                    -----------
PAPER & FOREST PRODUCTS                         2.04%
  Bowater Inc. ......................................     87,600      4,051,500
  International Paper Co. ...........................     54,700      2,656,369
  James River Corp. of Virginia......................    110,300      4,081,100
  Pope & Talbot, Inc. ...............................     29,100        478,331
  Westvaco Corp. ....................................     50,950      1,601,740
                                                                    -----------
                                                                     12,869,040
                                                                    -----------
RETAIL TRADE & SERVICES                         3.16%
  American Stores Co. ...............................     61,400      3,031,625
  Dayton Hudson Corp. ...............................    104,100      5,536,819
  Heilig-Meyers Co. .................................    116,000      2,276,500
  Mercantile Stores Co., Inc. .......................     36,200      2,278,337
  Ross Stores Inc. ..................................     74,600      2,438,488
  Shopko Stores Inc. ................................     44,200      1,127,100
  Supervalu Inc. ....................................     93,600      3,229,200
                                                                    -----------
                                                                     19,918,069
                                                                    -----------
TECHNOLOGY                                      3.06%
  Applied Materials Inc. ............................     20,800(a)   1,472,900
  Dell Computer Corp. ...............................     36,000(a)   4,227,750
  Digital Equipment Corp. ...........................     57,600(a)   2,041,200
  Harris Corp. ......................................     40,800      3,427,200
  Intel Corp. .......................................     22,800      3,233,325
  Microsoft Corp. ...................................     38,700(a)   4,890,712
                                                                    -----------
                                                                     19,293,087
                                                                    -----------
TELECOMMUNICATIONS                              2.53%
  BCE Inc. ..........................................     79,000      2,212,000
  Telefonica de Espana S.A., ADR.....................     57,400      4,950,750
  Telefonos de Mexico S.A., ADR......................    184,400      8,805,100
                                                                    -----------
                                                                     15,967,850
                                                                    -----------

                                                        NUMBER OF     VALUE
                                                          SHARES     (NOTE 1)
                                                        ---------- ------------
TOBACCO                                           0.94%
  RJR Nabisco Holdings Corp. ..........................    179,500 $  5,923,500
                                                                   ------------
TRANSPORTATION                                    2.58%
  British Airways Plc, ADR.............................     18,600    2,137,838
  Canadian Pacific Ltd. ...............................    180,800    5,141,500
  CNF Transportation, Inc. ............................    143,300    4,621,425
  CSX Corp. ...........................................     50,700    2,813,850
  KLM Royal Dutch Airlines N.V., ADR...................     51,300    1,583,887
                                                                   ------------
                                                                     16,298,500
                                                                   ------------
UTILITIES--ELECTRIC & Natural Gas                 8.99%
  American Electric Power Co., Inc. ...................     93,000    3,906,000
  Baltimore Gas & Electric Co. ........................     64,200    1,713,338
  CMS Energy Corp. ....................................     80,000    2,820,000
  DQE Inc. ............................................     85,950    2,428,087
  DTE Energy Co. ......................................     43,100    1,190,638
  Edison International.................................    209,800    5,218,775
  Entergy Corp. .......................................    132,500    3,627,187
  GPU, Inc. ...........................................    110,800    3,974,950
  Illinova Corp. ......................................    100,400    2,208,800
  Montana Power Co. ...................................     43,200    1,001,700
  New York State Electric & Gas Corp. .................    102,300    2,135,513
  Ohio Edison Co. .....................................     77,700    1,694,831
  Pacific Gas & Electric Co. ..........................     87,400    2,119,450
  PacifiCorp. .........................................     92,500    2,035,000
  Pinnacle West Capital Corp. .........................    111,300    3,345,956
  PP & L Resources, Inc. ..............................     35,000      697,812
  Public Service Co. of New Mexico.....................     83,400    1,490,775
  Public Service Enterprise Group Inc. ................    152,900    3,822,500
  Questar Corp. .......................................     44,600    1,800,725
  Sierra Pacific Resources Inc. .......................     59,800    1,913,600
  Transcanada Pipelines Ltd. ..........................    101,500    2,042,688
  United Illuminating Co. .............................     29,300      904,637
  UtiliCorp United Inc. ...............................     11,400      332,025
  Valero Energy Corp. .................................     65,100    2,359,875
  Western Resources Inc. ..............................     60,200    1,952,738
                                                                   ------------
                                                                     56,737,600
                                                                   ------------
    TOTAL COMMON STOCKS
     (Cost $309,270,896)..........................................  384,374,695
                                                                   ------------

                             THE ZWEIG FUND, INC.

                     SCHEDULE OF INVESTMENTS--(CONCLUDED)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                     VALUE
                                             PRINCIPAL AMOUNT       (NOTE 1)
                                             -----------------    ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGA-
 TIONS                                 6.56%
  Federal National Mortgage Association,
   6.85%, 4/5/2004..........................       $ 2,765,000    $  2,797,295
  United States Treasury Bonds, 10.750%,
   5/15/2003................................         4,000,000       4,833,748
  United States Treasury Bonds, 7.25%,
   8/15/2022................................         1,600,000       1,670,000
  United States Treasury Bonds, 7.50%,
   11/15/2024...............................        13,200,000      14,239,500
  United States Treasury Notes, 6.875%,
   5/15/2006................................         9,400,000       9,596,808
  United States Treasury Notes, 6.50%,
   10/15/2006...............................         8,300,000       8,266,277
    TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS           ------------
     (Cost $41,635,234).......................................      41,403,628
                                                                  ------------
SHORT-TERM INVESTMENTS                31.82%
  Bell South Telecommunications, Inc. 5.50%,
   7/11/97..................................         8,000,000       7,987,778
  Campbell Soup Co., 5.50%, 7/10/97.........        20,400,000      20,371,950
  Ford Motor Credit Co., 5.56%, 7/09/97.....        19,400,000      19,376,030
  Goldman, Sachs & Co., 5.55%, 7/02/97......        20,000,000      19,996,917
  IBM Credit Corp., 5.52%, 7/18/97..........        24,400,000      24,336,397
  Merrill Lynch & Co., Inc., 5.53%, 7/01/97.        10,000,000      10,000,000
  Merrill Lynch & Co., Inc., 5.57%, 7/08/97.        15,900,000      15,882,779
  PepsiCo, Inc., 5.50%, 7/28/97.............        24,100,000      24,000,588
  Unilever N.V., 6.15%, 7/01/97.............        29,700,000      29,700,000
  Walt Disney Co., 5.50%, 7/03/97...........        15,000,000      14,995,375
  Xerox Credit Corp., 5.50%, 7/07/97........        14,100,000      14,087,075
                                                                  ------------
    TOTAL SHORT-TERM INVESTMENTS
     (Cost $200,734,889)......................................     200,734,889
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (Cost $551,641,019)...........    $626,513,212
                                                                  ============
                                                 NUMBER OF
SECURITIES SOLD SHORT (NOTE 1D)               SHARES/CONTRACTS
                                             -----------------
  Pennzoil Co. .............................            46,400(c) $  3,561,200
                                                                  ------------
    TOTAL SECURITIES SOLD SHORT                                   $  3,561,200
     (Proceeds $3,648,952)....................................    ============
NET UNREALIZED DEPRECIATION ON FUTURES
 CONTRACTS
  Standard and Poor's 500 September 1997
   Long futures.............................               124(b) $   (497,481)
                                                                  ============
--------
(a) Non-income producing security.
(b) The market value of the long futures was $55,195,500 (representing 8.75% of the Fund's net assets) with a cost of $55,692,981.
(c) Short "against the box."

  For Federal income tax purposes, the tax basis of investments owned at June 30, 1997 was $551,717,227 and net unrealized appreciation on investments consisted of:

     Gross unrealized appreciation................................. $78,353,252
     Gross unrealized depreciation.................................  (3,966,996)
                                                                    -----------
     Net unrealized appreciation................................... $74,386,256
                                                                    ===========

                      See notes to financial statements.

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

ASSETS:
 Investments in securities, at value (identified cost,
  $551,641,019).................................................... $626,513,212
 Cash..............................................................      554,459
 Dividends and interest receivable.................................    1,411,215
 Receivable for investments sold...................................    2,103,936
 Proceeds receivable on securities sold short......................    3,648,952
 Deposit with broker for futures contracts.........................    2,083,200
                                                                    ------------
  Total Assets.....................................................  636,314,974
                                                                    ------------
LIABILITIES:
 Payable for investments purchased.................................      877,424
 Accrued advisory fees (Note 3)....................................      436,994
 Accrued administration fees (Note 3)..............................        2,257
 Other accrued expenses............................................      136,861
 Variation margin for futures contracts............................      407,341
 Securities sold short, at value...................................    3,561,200
                                                                    ------------
  Total Liabilities................................................    5,422,077
                                                                    ------------
NET ASSETS......................................................... $630,892,897
                                                                    ============
NET ASSET VALUE, PER SHARE:
 ($630,892,897 / 51,901,571 shares outstanding--Note 4)............       $12.16
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in................................................... $521,606,119
 Undistributed net investment income...............................    8,397,792
 Undistributed net realized gain on investments and futures con-
  tracts...........................................................   26,426,522
 Net unrealized appreciation on investments, securities sold short
  and futures contracts............................................   74,462,464
                                                                    ------------
                                                                    $630,892,897
                                                                    ============
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
 Income:
  Dividends........................................................ $ 5,732,506
  Interest.........................................................   6,376,435
                                                                    -----------
   Total Income....................................................  12,108,941
                                                                    -----------
 Expenses:
  Investment advisory fees (Note 3)................................   2,508,507
  Administration fees (Note 3).....................................     383,654
  Transfer agent fees..............................................     194,575
  Printing and postage expenses....................................     122,718
  Professional fees (Note 3).......................................      40,182
  Custodian fees...................................................      53,938
  Directors' fees and expenses (Note 3)............................      37,648
  Miscellaneous....................................................      61,721
                                                                    -----------
   Total Expenses..................................................   3,402,943
                                                                    -----------
    Net Investment Income..........................................   8,705,998
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments (Note 2):
  Security transactions............................................  39,027,763
  Futures transactions.............................................   1,707,439
                                                                    -----------
   Net realized gain on investments:...............................  40,735,202
 Increase in unrealized appreciation on investments, securities sold short and futures contracts.................................  16,696,290
                                                                    -----------
  Net realized and unrealized gain on investments..................  57,431,492
                                                                    -----------
  Net increase in net assets resulting from operations............. $66,137,490
                                                                    ===========

                       See notes to financial statements

                              THE ZWEIG FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                 FOR THE           FOR THE
                                             SIX MONTHS ENDED    YEAR ENDED
                                              JUNE 30, 1997   DECEMBER 31, 1996
                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
  Net investment income.....................   $  8,705,998     $ 17,352,662
  Net realized gain on investments..........     40,735,202       39,254,840
  Increase in unrealized appreciation on in-
   vestments................................     16,696,290       19,492,169
   Net increase in net assets resulting from   ------------     ------------
    operations..............................     66,137,490       76,099,671
                                               ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.....................     (6,687,547)     (15,101,212)
  Net realized gains on investments.........    (22,634,781)     (40,189,126)
                                               ------------     ------------
   Total dividends and distributions to
    shareholders............................    (29,322,328)     (55,290,338)
                                               ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Net asset value of shares issued to
   shareholders in reinvestment of dividends
   from net investment income and
   distributions from net realized gains....      4,997,225       20,385,394
                                               ------------     ------------
 Net increase in net assets.................     41,812,387       41,194,727
                                               ------------     ------------
NET ASSETS:
 Beginning of period........................    589,080,510      547,885,783
                                               ------------     ------------
 End of period (including undistributed net
  investment income of $8,397,792 and          $630,892,897     $589,080,510
  $6,379,341, respectively).................   ============     ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Fund, Inc. ( the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. PORTFOLIO VALUATION

  Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost. Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, and other assets, if any, are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. FUTURES CONTRACTS

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon which unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell stock index and other future contracts based upon financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. SHORT SALES

  The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund engages in a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest which the Fund may have to pay in connection with such short sales are recorded as expenses. While short sales are outstanding, the Fund pledges cash and securities to cover its margin requirements.

 E. FEDERAL INCOME TAXES

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 2--PORTFOLIO TRANSACTIONS

 A. PURCHASES AND SALES

  During the six months ended June 30, 1997, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:

                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                         COMMON     AND AGENCY
                                                         STOCKS     OBLIGATIONS
                                                      ------------ -------------
      Cost of Purchases.............................. $146,600,966  $53,992,695
                                                      ============  ===========
      Proceeds from Sales............................ $208,845,384  $38,856,983
                                                      ============  ===========

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the six months ended June 30, 1997, the Fund accrued advisory fees of $2,508,507.

  B) ADMINISTRATIVE FEE: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent,, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 1997, the Fund accrued administration fees of $383,654.

  C) DIRECTORS' FEE: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  D) LEGAL FEE: The Fund accrued legal fees of $8,869 during the six months ended June 30, 1997, for the services of Rosenman & Colin, of which Robert E. Smith, a Director of the Fund, is a partner.

  E) BROKERAGE COMMISSION: During the six months ended June 30, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $68,756 in connection with portfolio transactions effected through them.

  Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At June 30, 1997, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 are authorized and 51,901,571 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Bank of New York (the "Bank") as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by the Bank, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 1997 and the year ended December 31, 1996, 458,882 and 1,892,320 shares, respectively, were issued pursuant to the Plan.

NOTE 5--FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each period:

                            SIX
                           MONTHS
                           ENDED                YEAR ENDED DECEMBER 31
                          JUNE 30,   -------------------------------------------------
                            1997       1996      1995      1994       1993      1992
                          --------   --------  --------  --------   --------  --------
PER SHARE DATA:
Net asset value,
 beginning of period....  $  11.45   $  11.06  $  10.33  $  11.68   $  11.36  $  12.40
                          --------   --------  --------  --------   --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.17       0.34      0.39      0.24       0.13      0.20
Net realized and
 unrealized gains
 (losses) on
 investments............      1.11       1.15      1.41     (0.45)      1.41     (0.10)
                          --------   --------  --------  --------   --------  --------
Total from investment
 operations.............      1.28       1.49      1.80     (0.21)      1.54      0.10
                          --------   --------  --------  --------   --------  --------
Dividends and
 Distributions:
Dividends from net
 investment income......     (0.13)     (0.30)    (0.51)    (0.03)     (0.22)    (0.10)
Distributions from net
 realized gains on
 investments............     (0.44)     (0.80)    (0.56)    (1.11)     (1.00)    (1.04)
                          --------   --------  --------  --------   --------  --------
Total Dividends and
 Distributions..........     (0.57)     (1.10)    (1.07)    (1.14)     (1.22)    (1.14)
                          --------   --------  --------  --------   --------  --------
  Net asset value, end
   of period............  $  12.16   $  11.45  $  11.06  $  10.33   $  11.68  $  11.36
                          ========   ========  ========  ========   ========  ========
  Market value, end of
   period**.............  $12.1875   $ 10.875     11.25  $ 10.375   $  13.75  $  13.00
                          ========   ========  ========  ========   ========  ========
Total investment return.     17.95%      6.92%    19.83%   (16.95)%    16.59%     3.61%
                          ========   ========  ========  ========   ========  ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..  $630,893   $589,081  $547,886  $492,004   $534,813  $500,101
Ratio of expenses to
 average net assets.....      1.15%*     1.18%     1.22%     1.25%      1.23%     1.26%
Ratio of net investment
 income to average net
 assets.................      2.95%*     3.12%     3.62%     2.24%      1.18%     1.73%
Portfolio turnover rate.      51.5%     137.2%    160.2%    257.0%     235.5%    172.5%
Average commission rate
 per share on portfolio
 transactions...........  $ 0.0590   $ 0.0591  $ 0.0606       N/A        N/A       N/A

--------
 * Annualized
** Closing Price--New York Stock Exchange.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 15, 1997. The meeting was held for the purpose of reelecting Eugene J. Glaser and James B. Rogers, Jr. as Directors; and to ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent certified public accountants for the year ending December 31, 1997. The Fund's other Directors who continued in office are Elliot S. Jaffe, Alden C. Olson, Anthony M. Santomero, Robert E. Smith and Martin E. Zweig.

  The results of the voting on the above matters were as follows:

                                                     VOTES   VOTES
            DIRECTOR/AUDITOR             VOTES FOR  AGAINST WITHHELD ABSTENTIONS
            ----------------             ---------- ------- -------- -----------
Eugene J. Glaser........................ 39,094,365     N/A 577,248        N/A
James B. Rogers, Jr. ................... 39,075,269     N/A 596,344        N/A
Coopers & Lybrand L.L.P. ............... 38,921,663 295,289     --     454,661
--------------------------------------------------------------------------------

KEY INFORMATION

1-800-272-2700  ZWEIG SHAREHOLDER RELATIONS:
                For general information and literature

(212) 644-2188  THE ZWEIG FUND HOT LINE:
                For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about the reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name" to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.